# Provident Financial Holdings, Inc.

## First Quarter of Fiscal 2018

September 30, 2017

# Safe Harbor Statement

This presentation contains statements that the Company believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company’s financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC’s website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2018 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

| Provident Financial Holdings, Inc. | |
|---|---|
| | |
| Nasdaq GS: | PROV |
| Share Price: | $19.60 |
| 52-Week Range: | $17.62 - $20.66 |
| Shares Outstanding: | 7,609,552 shares |
| Market Capitalization: | $149.1 million |
| P/E (ttm): | 47.80x |
| Diluted EPS (ttm): | $0.41 |
| Annual Dividend & Yield: | $0.56 (2.86%) |
| | |
| As of September 30, 2017 | |

# Franchise Overview


Northern California:
Pleasanton
Roseville
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

**Provident Bank**

**Full-Service Offices:** ☆

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

**Provident Bank Mortgage**

**Wholesale Offices:**

- Pleasanton
- Rancho Cucamonga

**Retail Offices:**

- Atascadero
- Brea
- Escondido
- Glendora
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Largest independent community bank headquartered in Riverside County, California**
- **Expanding customer base and market**
- **Eighth largest deposit market share in Riverside County; largest deposit market share of community banks**
- **Strong mortgage operations**

# Financial Performance

## Developments

- Net Interest Income increases by 2% (sequential quarter)
- Net Interest Margin expands by 8 basis points (sequential quarter)
- Non-Interest Income decreases by 7% (sequential quarter)
- Operating Expenses increase by 7% (sequential quarter) on $2.75 million litigation settlement expense; but decline by 12% (sequential quarter) when the litigation settlement expense is excluded

## Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.8
$9.1
$9.1
$8.6
$8.9
$9.1
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.2
$9.4
$1.3
$8.0
$1.3
$6.5
$1.4
$5.4
$1.1
$5.8
$1.6
$4.8
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Gain on Sale of Loans
Other Fees

## Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$15.6
$15.6
$14.7
$13.8
$14.7
$15.7
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

PROVIDENT
Provident Financial Holdings, Inc.

# Financial Performance

## Pre-Provision, Pre-Tax Earnings



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$3.8
$2.7
$2.2
$1.7
$1.1
$(0.3)
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Pre-Tax Income (Loss) – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$1.7
$2.7
$1.2
$1.7
$2.9
$(0.3)
$2.4
$(0.6)
$3.0
$(1.5)
$2.0
$(2.4)
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Community Banking
Mortgage Banking

## Quarterly Net Income (Loss)



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$2.6
$1.6
$1.5
$1.1
$1.0
$(0.2)
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Diluted Earnings Per Share



$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$0.31
$0.20
$0.18
$0.14
$0.12
$(0.03)
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

# Financial Ratios

## Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.10%
3.08%
3.09%
3.00%
3.09%
3.17%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Efficiency Ratio



110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
80.38%
85.23%
86.71%
89.18%
92.77%
101.71%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
0.87%
0.53%
0.50%
0.39%
0.32%
(0.08)%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
(2.50)%
7.61%
4.79%
4.53%
3.46%
2.95%
(0.70)%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

# Community Banking

## Developments

- Loans Held for Investment grow 6% during the past year
- Preferred Loans grow 8% during the past year
- Loans Held for Investment yield increases 11 basis points from September 30, 2016
- Single-Family Loans grow for fourth consecutive quarter
- Higher cost Time Deposit balances continue to decline
- Deposit costs decrease by 5 basis points from September 30, 2016

## Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$52 $47 $44 $51 $70 $74
$840 $854 $868 $881 $905 $908
06/30/16 09/30/16 12/31/16 3/31/17 6/30/17 9/30/17
Loans Held for Investment
Investment Securities

## Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
61% 63% 64% 64% 64% 65%
$519 $545 $554 $563 $585 $588
$324 $313 $317 $320 $322 $322
06/30/16 09/30/16 12/31/16 3/31/17 6/30/17 9/30/17
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

## Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$12 $11 $16 $19 $31 $25
$70 $47 $48 $39 $43 $20
Q4FY16 Q1FY17 Q2FY17 Q3FY17 Q4FY17 Q1FY18
Provident Bank
Provident Bank Mortgage

## Loans Held for Investment Composition

| Loan Category (Dollars In Thousands) | Balance as of 09/30/17 | Interest Rate | Balance as of 09/30/16 | Interest Rate |
|---|---|---|---|---|
| Single-Family | $ 322,363 | 4.07% | $ 312,795 | 3.73% |
| Multi-Family | 482,617 | 4.06% | 438,423 | 4.09% |
| Commercial Real Estate | 96,863 | 4.65% | 100,136 | 4.74% |
| Construction | 16,290 | 6.30% | 15,811 | 5.48% |
| Other | - | - | 331 | 5.66% |
| Commercial Business | 466 | 6.52% | 624 | 6.11% |
| Consumer | 131 | 13.63% | 199 | 10.91% |
| Total Loans Held for Investment | $ 918,730 | 4.17% | $ 868,319 | 4.06% |
| | | | | |
| Undisbursed Loan Funds | (8,189) | | (10,447) | |
| Advance payments of escrows | 24 | | 23 | |
| Deferred Loan Costs, net | 5,558 | | 4,788 | |
| Allowance for Loan Losses | (8,063) | | (8,725) | |
| Total Loans Held for Investment, net | $ 908,060 | | $ 853,958 | |

## Loan Composition as of 09/30/17



Construction 2%
Other 0%
Commercial Business 0%
Commercial Real Estate 11%
Consumer 0%
Single-Family 35%
Multi-Family 52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

# Community Banking

## Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$91
$146
$111
$111
$126
$121
$309
$302
$289
$281
$268
$258
$618
$642
$639
$658
$659
$669
06/30/16
09/30/16
12/31/16
03/31/17
06/30/17
09/30/17
Transaction Accounts
Time Deposits
Borrowings

## Deposit Composition

| Category (Dollars In Thousands) | At 09/30/2017 | | Rate | At 09/30/2016 | | Rate |
|---|---|---|---|---|---|---|
| Checking Accounts - Non Interest-Bearing | $ | 82,415 | - % | $ | 74,963 | - % |
| Checking Accounts - Interest-Bearing | | 260,969 | 0.11% | | 251,809 | 0.11% |
| Savings Accounts | | 288,358 | 0.20% | | 279,565 | 0.21% |
| Money Market Accounts | | 37,015 | 0.34% | | 35,312 | 0.36% |
| Time Deposits | | 258,259 | 0.99% | | 301,853 | 1.01% |
| Total Deposits | $ | 927,016 | 0.38% | $ | 943,502 | 0.43% |
| | | | | | | |
| Brokered Deposits included above | $ | 1,567 | 3.88% | $ | 1,567 | 3.88% |

## Deposit Composition at 09/30/17



9%
28%
4%
31%
28%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

## Borrowing Maturity Schedule

| Category (Dollars In Thousands) | At 09/30/2017 | | Rate | At 09/30/2016 | | Rate |
|---|---|---|---|---|---|---|
| Overnight | $ | - | - | $ | 15,000 | 0.38% |
| Three Months or Less | | 10,004 | 1.20% | | 20,000 | 0.40% |
| Over Three to Six Months | | 10,000 | 3.01% | | - | - |
| Over Six to Twelve Months | | - | - | | - | - |
| Over One to Two Years | | 10,000 | 1.53% | | 10,030 | 3.02% |
| Over Two to Three Years | | - | - | | 10,000 | 1.53% |
| Over Three to Four Years | | 31,202 | 3.18% | | - | - |
| Over Four to Five Years | | 10,000 | 2.20% | | 31,251 | 3.18% |
| Over Five Years | | 50,000 | 2.36% | | 60,000 | 2.34% |
| Total Borrowings | $ | 121,206 | 2.45% | $ | 146,281 | 2.04% |

# Asset Quality

## Developments

- Non-Performing Assets to Total Assets Ratio decreases to 0.67% at September 30, 2017
- No outstanding REO, activity remains limited
- Early-Stage Delinquencies very low at $1.5 million

## NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%

| | 06/30/16 | 09/30/16 | 12/31/16 | 03/31/17 | 06/30/17 | 09/30/17 |
|---|---|---|---|---|---|---|
| Non-Performing Assets | $13,015 | $13,509 | $13,014 | $11,620 | $9,610 | $7,991 |
| NPA to Total Assets | 1.11% | 1.09% | 1.09% | 0.97% | 0.80% | 0.67% |
| ALLL to LHI | 1.02% | 1.01% | 0.96% | 0.93% | 0.88% | 0.88% |

## (Recovery ) Provision for Loan Losses



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(621)
$(150)
$(350)
$(165)
$(377)
$169
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Non-Performing Asset Composition 09/30/17



0%
0%
0%
0%
1%
0%
99%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

# Asset Quality

## Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,670
$8,725
$8,391
$8,275
$8,039
$8,063
06/30/16
09/30/16
12/31/16
3/31/17
6/30/17
9/30/17

## ALLL Allocation as of 09/30/17



Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer
44%
43%
11%
2%
0%
0%
0%

## Delinquent and Non-Performing Loans

| | At September 30, 2017 | | | | At September 30, 2016 | | | |
|---|---|---|---|---|---|---|---|---|
| | 30 - 89 Days | | Non-performing | | 30 -89 Days | | Non-performing | |
| (Dollars In Thousands) | # of Loans | Balance | # of Loans | Balance | # of Loans | Balance | # of Loans | Balance |
| Mortgage Loans: | | | | | | | | |
| Single-Family | 3 | $1,512 | 29 | $8,352 | 4 | $1,383 | 34 | $9,979 |
| Multi-Family | - | - | - | - | - | - | 2 | 843 |
| Commercial Real Estate | - | - | - | - | - | - | - | - |
| Other | - | - | - | - | - | - | - | - |
| Commercial Business Loans | - | - | 1 | 79 | - | - | 1 | 94 |
| Consumer Loans | - | - | - | - | 2 | 2 | 1 | - |
| Total | 3 | $ 1,512 | 30 | $ 8,431 | 6 | $1,385 | 38 | $ 10,916 |

## Net Charge-Offs (Recoveries)



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(1,091)
$(205)
$(16)
$(49)
$(141)
$145
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

# Asset Quality

## Geographic Location

| | Inland Empire | | Southern California (1) | | Other California | | Other States | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|
| Category | Balance | Percentage | Balance | Percentage | Balance | Percentage | Balance | Percentage | Balance | Percentage |
| Single-Family | $104,237 | 32% | $153,972 | 48% | $63,007 | 20% | $1,147 | 0% | $322,363 | 100% |
| Multi-Family | 81,896 | 17% | 284,778 | 59% | 113,199 | 23% | 2,744 | 1% | $482,617 | 100% |
| Commercial Real Estate | 31,111 | 32% | 41,822 | 43% | 23,930 | 25% | - | 0% | $96,863 | 100% |
| Construction | 3,537 | 22% | 10,613 | 65% | 2,140 | 13% | - | 0% | $16,290 | 100% |
| Total | $220,781 | 24% | $491,185 | 53% | $202,276 | 22% | $3,891 | 1% | $918,133 | 100% |

(1) Other than Inland Empire.

## Geographic Location 09/30/17



0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

# Asset Quality

## Single-Family (1st) – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2009 & Prior | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | YTD 2017 | TOTAL |
| Loan Balance (in Thousands) | $159,819 | $117 | $957 | $3,061 | $2,650 | $9,169 | $14,312 | $38,810 | $78,701 | $307,596 |
| Weighted Avg. LTV (1) | 62% | 66% | 61% | 57% | 45% | 66% | 69% | 66% | 74% | 66% |
| Weighted Avg. Age (in Years) | 11.83 | 6.87 | 6.17 | 5.19 | 4.25 | 3.10 | 2.30 | 1.19 | 0.51 | 6.74 |
| Weighted Avg. FICO (2) | 730 | 700 | 711 | 740 | 755 | 753 | 744 | 743 | 739 | 735 |
| Number of Loans | 537 | 1 | 4 | 14 | 22 | 23 | 21 | 70 | 117 | 809 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 35% | 100% | 57% | 11% | 43% | 45% | 22% | 27% | 31% | 32% |
| Southern California (3) | 53% | 0% | 43% | 38% | 27% | 30% | 48% | 40% | 47% | 49% |
| Other California | 11% | 0% | 0% | 51% | 30% | 25% | 30% | 33% | 22% | 19% |
| Other States | 1% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

## Multi-Family – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2009 & Prior | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | YTD 2017 | TOTAL |
| Loan Balance (in Thousands) | $23,328 | - | $6,783 | $19,812 | $68,599 | $80,329 | $84,316 | $132,242 | $67,208 | $482,617 |
| Weighted Avg. LTV (1) | 41% | - | 52% | 52% | 54% | 54% | 54% | 49% | 52% | 52% |
| Weighted Avg. Debt Coverage Ratio (2) | 1.58x | - | 1.57x | 1.78x | 1.67x | 1.66x | 1.62x | 1.67x | 1.61x | 1.65x |
| Weighted Avg. Age (in Years) | 12.37 | - | 5.99 | 5.05 | 4.16 | 3.21 | 2.25 | 1.24 | 0.39 | 2.80 |
| Weighted Avg. FICO (2) | 696 | - | 768 | 721 | 764 | 764 | 757 | 756 | 751 | 753 |
| Number of Loans | 53 | - | 9 | 22 | 91 | 98 | 123 | 152 | 101 | 649 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 33% | - | 7% | 18% | 31% | 12% | 16% | 10% | 19% | 17% |
| Southern California (3) | 46% | - | 78% | 46% | 49% | 53% | 64% | 64% | 66% | 59% |
| Other California | 9% | - | 15% | 36% | 20% | 35% | 20% | 26% | 15% | 23% |
| Other States | 12% | - | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 1% |
| | 100% | - | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

## Commercial RE – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2009 & Prior | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | YTD 2017 | TOTAL (4)(5) |
| Loan Balance (in Thousands) | $1,251 | $ 339 | - | $ 10,962 | $13,133 | $ 21,372 | $ 21,545 | $ 17,625 | $10,636 | $96,863 |
| Weighted Avg. LTV (1) | 25% | 54% | - | 45% | 46% | 45% | 42% | 50% | 41% | 45% |
| Weighted Avg. Debt Coverage Ratio (2) | 1.47x | 1.25x | - | 1.92x | 1.66x | 1.93x | 1.79x | 1.58x | 1.59x | 1.79x |
| Weighted Avg. Age (in Years) | 16.38 | 7.35 | - | 5.03 | 4.18 | 3.14 | 2.22 | 1.36 | 0.39 | 2.85 |
| Weighted Avg. FICO (2) | 708 | 703 | - | 743 | 759 | 752 | 754 | 759 | 757 | 754 |
| Number of Loans | 6 | 2 | - | 10 | 19 | 26 | 27 | 23 | 16 | 129 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 73% | 49% | - | 69% | 23% | 38% | 29% | 11% | 30% | 32% |
| Southern California (3) | 27% | 51% | - | 31% | 47% | 43% | 33% | 62% | 44% | 43% |
| Other California | 0% | 0% | - | 0% | 30% | 19% | 38% | 27% | 26% | 25% |
| Other States | 0% | 0% | - | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | 100% | - | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $42.1 million in Mixed Use; $16.7 million in Retail; $10.4 million in Mobile Home Parks; $8.2 million in Office; $5.3 million in Warehouse; $4.9 million in Medical/Dental Office; $3.6 million in Mini-Storage; $2.6 million in Restaurant/Fast Food; $1.6 million in Automotive – Non-Gasoline; and $1.5 million in Light Industrial/Manufacturing.
(5) Consisting of $90.9 million or 93.8% in investment properties and $6.0 million or 6.2% in owner occupied properties.

# Mortgage Banking

## Developments

- Loan Origination Volume decreases 4% to $417.7 million (sequential quarter)
- Gain on Sale of Loans decreases 17% to $4.8 million (sequential quarter)
- Gross Locked Pipeline increases 2% to $127.5 million (sequential quarter)
- Loan Sale Margin decreases 26 basis points to 124 basis points (sequential quarter)

## PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
$12
$557
$11
$647
$16
$542
$19
$318
$31
$406
$25
$392
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Saleable
Portfolio

## PBM Locked Pipeline



(In Thousands)
$400,000
$300,000
$200,000
$100,000
$0
40%
30%
20%
10%
0%
37%
33%
27%
28%
26%
28%

| | 06/30/16 | 09/30/16 | 12/31/16 | 03/31/17 | 06/30/17 | 09/30/17 |
|---|---|---|---|---|---|---|
| Gross Locked Pipeline | $290,792 | $257,964 | $128,917 | $163,306 | $124,799 | $127,505 |
| Net Locked Pipeline (1) | $181,780 | $173,937 | $94,354 | $117,993 | $92,728 | $92,065 |
| Fall-Out Ratio | 37% | 33% | 27% | 28% | 26% | 28% |

(1) Net of management's estimate of commitments to extend credit which may not fund.

## PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

| | Q4FY16 | Q1FY17 | Q2FY17 | Q3FY17 | Q4FY17 | Q1FY18 |
|---|---|---|---|---|---|---|
| Refinance | 48% | 58% | 55% | 38% | 37% | 42% |
| Purchase | 52% | 42% | 45% | 62% | 63% | 58% |

# Mortgage Banking

## Gain on Sale of Loans



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,408
$7,996
$6,478
$5,395
$5,811
$4,847
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.61%
1.61%
1.25%
1.25%
1.39%
1.39%
1.58%
1.57%
1.50%
1.50%
1.24%
1.24%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

## Recourse Provision (Recovery)



(In Thousands)
$25
$0
($25)
($50)
($75)
($100)
($125)
$3
$0
($30)
($9)
($98)
$0
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18

## Recourse Reserve



(In Thousands)
$500
$400
$300
$200
$100
$-
$453
$453
$412
$403
$305
$305
06/30/16
09/30/16
12/31/16
3/31/17
6/30/17
9/30/17

# Capital Management

## Developments

- Bank Capital Ratios remain strong
- 2.86% cash dividend yield (approximately)
- Repurchased 126,000 shares of common stock

## Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
229,633
60,236
85,800
89,819
189,495
126,000
Q4FY2016
Q1FY2017
Q2FY2017
Q3FY2017
Q4FY2017
Q1FY2018

## Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

| | 06/30/16 | 09/30/16 | 12/31/16 | 3/31/17 | 6/30/17 | 9/30/17 |
|---|---|---|---|---|---|---|
| Tier 1 Leverage Ratio | 10.29% | 9.32% | 9.50% | 9.79% | 9.90% | 9.54% |
| CET1 Ratio | 16.16% | 14.43% | 15.43% | 16.10% | 16.13% | 15.79% |
| Tier 1 Risk-Based Capital Ratio | 16.16% | 14.43% | 15.43% | 16.10% | 16.13% | 15.79% |
| Total Risk-Based Capital Ratio | 17.36% | 15.57% | 16.58% | 17.28% | 17.27% | 16.95% |

## Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

| | 12/31/15 | 03/31/16 | 06/30/16 | 09/30/16 | 12/31/16 | 03/31/17 | 06/30/17 | 09/30/17 |
|---|---|---|---|---|---|---|---|---|
| Price/TBV | 1.14x | 1.03x | 1.09x | 1.17x | 1.21x | 1.12x | 1.16x | 1.19x |